U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2002
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-1035 (Commission file number)	N/A (IRS employer Identification no.)

122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500
(Address and telephone number of the registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 7.  Exhibits.

Exhibit Number	Description of Document

99	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

Item 9.  Regulation FD Disclosure.

On August 12, 2002, Potash Corporation of Saskatchewan Inc. filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certification of William J. Doyle, President & Chief Executive Officer, and Wayne R. Brownlee, Senior Vice President, Treasurer and Chief Financial Officer, required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code). A conformed copy of this certification is attached hereto as Exhibit 99 and is incorporated herein solely for purposes of this Item 9.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.

By: /s/ John L.M. Hampton John L.M. Hampton Senior Vice President, General Counsel and Secretary Potash Corporation of Saskatchewan Inc.

Date:  August 12, 2002

Index to Exhibits

Exhibit Number	Description of Document

99	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.